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                                                                    EXHIBIT 99.1

                                JOINT FILING AGREEMENT


         In accordance with Rule 13d-1(f) of the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of us of a statement on Schedule 13D relating to the Common Stock, par value $.01 per share, of Allied Waste Industries, a Delaware corporation, and that any amendments thereto filed by any of us will be filed on behalf of each of us. This Agreement may be included as an exhibit to such joint filing.


                                           BLACKSTONE CAPITAL PARTNERS II
                                           MERCHANT BANKING FUND L.P.

                                           By: BLACKSTONE MANAGEMENT
                                                 ASSOCIATES II L.L.C.

                                           By: /s/ Howard A. Lipson
                                              --------------------------------
                                                 Member

                                           BLACKSTONE OFFSHORE CAPITAL PARTNERS
                                           II L.P.

                                           By: BLACKSTONE MANAGEMENT
                                                 ASSOCIATES II L.L.C.

                                           By: /s/ Howard A. Lipson
                                              --------------------------------
                                                 Member

                                           BLACKSTONE FAMILY INVESTMENT
                                           PARTNERSHIP II L.P.

                                           By: BLACKSTONE MANAGEMENT
                                                 ASSOCIATES II L.L.C.

                                           By: /s/ Howard A. Lipson
                                              --------------------------------
                                                 Member

                                           BLACKSTONE MANAGEMENT ASSOCIATES
                                            II L.L.C.

                                           By: /s/ Howard A. Lipson
                                              --------------------------------
                                                 Member

                                               /s/ Howard A. Lipson
                                           -----------------------------------
                                           Peter G. Peterson
                                           By Howard A. Lipson Attorney-in-fact


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                                                   /s/ Howard A. Lipson
                                            -----------------------------------
                                            Stephen A. Schwarzman
                                            By Howard A. Lipson
                                               Attorney-in-fact

Dated:  April 25, 1997